EXHIBIT 99.1

FOURTH AMENDMENT TO

AMENDED AND RESTATED MASTER LOAN AND SECURITY AGREEMENT

This FOURTH AMENDMENT (this “Amendment”) is dated as of December 16, 2016, and entered into in reference to that certain Amended and Restated Master Loan and Security Agreement dated as of June 13, 2014, by and among STARWOOD WAYPOINT BORROWER, LLC, a Delaware limited liability company, as the Borrower, the Lenders from time to time party thereto, CITIBANK, N.A., a national banking association, as Administrative Agent for the Lenders and WELLS FARGO BANK, N.A., as Calculation Agent and Paying Agent (as amended by the First Amendment dated as of July 31, 2014, the Second Amendment and Waiver dated as of December 19, 2014 and Third Amendment dated as of June 2, 2016 and as further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).  Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Loan Agreement and section references herein refer to the corresponding sections of the Loan Agreement, unless otherwise stated.

RECITALS

WHEREAS, Section 13.04 of the Loan Agreement provides that the Loan Agreement may be amended by written agreement of the Borrower, the Administrative Agent and the Lenders in accordance with the provisions thereof;

WHEREAS, the Borrower has requested, and the undersigned Lenders, are willing to make certain amendments to the Loan Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

1.	Extension

A.The following new defined terms are hereby inserted in Section 1.01 of the Loan Agreement in their appropriate alphabetical order.

“Goldman” shall mean Goldman Sachs Bank U.S.A. and its Affiliates.

“Original Maturity Date” shall mean February 3, 2017.

“Post-Reduction Advances” shall mean Advances funded on or after the Original Maturity Date.

B.The definition of the term “Maturity Date” in Section 1.01 of the Loan Agreement is hereby deleted in its entirety and replaced with the following in lieu thereof:

“Maturity Date” shall mean June 15, 2017 or if the Extension Period is exercised in accordance with Section 3.05(f), February 5, 2018.

C.Section 2.03 of the Loan Agreement is hereby amended by inserting the following new subsections (f) and (g) at the end thereof:

“(f)Notwithstanding anything to the contrary contained in this Agreement, the Commitment of Goldman shall terminate on the Original Maturity Date, and Goldman shall not be obligated to make any Advance on or after the Original Maturity Date.  For the avoidance of doubt, nothing in this clause (f) requires the repayment of any Advances (whether held by

Goldman or otherwise) on the Original Maturity Date.  For the avoidance of doubt, no Lender’s Commitment shall increase as a result of the termination of Goldman’s Commitment.

(g)For the avoidance of doubt, on and after the Original Maturity Date, the Applicable Percentage of each Lender (other than Goldman) on and after the Original Maturity Date in respect of any Post-Reduction Advances is set forth on Schedule 8 hereto.  Notwithstanding anything to the contrary set forth herein, on and after the Original Maturity Date and subject to fulfillment of the conditions precedent set forth in Sections 5.01 and 5.02 hereof and subject to Section 2.03(a) and (b) hereof, each Lender (other than Goldman), severally and not jointly with any other Lender, shall from time to time make Post-Reduction Advances to Borrower in an aggregate principal amount at any one time outstanding up to but not exceeding its Applicable Percentage set forth on Schedule 8 hereof and the aggregate requested Post-Reduction Advance. The Commitments of all Lenders other than Goldman in effect immediately prior to the Original Maturity Date shall continue in effect on and after the Original Maturity Date, until the Termination Date, and in no event shall any Lender be obligated to fund any Post- Reduction Advance in excess of its Commitment in effect immediately prior to the Original Maturity Date, in each case, subject to the terms and conditions of this Agreement.”

D.A typographical error is hereby corrected in the second paragraph of Section 2.07, by changing the phrase “Pro Rata Share” to lowercase.

E.Section 3.01 of the Loan Agreement is hereby amended by inserting the following new paragraph at the end thereof:

“Notwithstanding anything to the contrary contained in this Agreement, with respect to any principal payment (whether voluntary or mandatory), or any other amounts to be applied to the principal amounts of outstanding Advances on a pro rata basis pursuant to the Loan Documents, (x) if so applied prior to the Original Maturity Date, on the Termination Date, or at any time after all Commitments have been Terminated, such amounts shall be allocated to the Lenders in accordance with their respective pro rata share of all principal amounts of all outstanding Advances and, (y) otherwise, such amounts shall be allocated to the Lenders, first, in accordance with their respective pro rata share of all principal amounts of outstanding Post-Reduction Advances, until no Post-Reduction Advances remain outstanding and, second, in accordance with their respective pro rata share of all principal amounts of all other Advances that remain outstanding.”

F.The Loan Agreement is hereby amended by inserting Schedule 8 attached hereto as Annex I immediately following Schedule 7 attached to the Loan Agreement.

G.Section 3.05(f) of the Loan Agreement is hereby deleted in its entirety and replaced with the following in lieu thereof:

“(f)On the Termination Date, the outstanding principal amount of the Advances and all other Obligations under this Loan Agreement or the other Loan Documents shall be repaid in full by Borrower.  Borrower shall have the one-time option to extend the term of this Loan Agreement until February 5, 2018 (an “Extension Period”); provided, however, that no such Extension Period shall be granted by Administrative Agent in the event that Borrower fails to deliver to Administrative Agent a duly executed Interest Rate Protection Agreement dated on or prior to the first date of such Extension Period, covering the period through the extended Maturity Date and meeting the requirements set forth in Section 7.17.  Borrower shall provide Administrative Agent with written notice of its decision to exercise of such option at least ninety

(90) days prior to the then-current Maturity Date.  Notwithstanding the foregoing, in no event shall Borrower have the option to extend this Loan Agreement if any Cash Trap Trigger Event, Material Adverse Effect, Default or Event of Default has occurred and is continuing.”

2.	BORROWER’S REPRESENTATIONS AND WARRANTIES

To induce the undersigned to enter into this Amendment, the Borrower represents and warrants to each of the undersigned that the following statements are true, correct and complete as of the date hereof:

A.No Material Adverse Effect, Default or Event of Default has occurred and is continuing as of the date hereof.

B.This Amendment has been duly executed and delivered by Borrower.  This Amendment is the legally valid and binding obligation of Borrower, enforceable against such Person in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

C.The representations and warranties contained in the Loan Agreement and in the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date; provided, that, if a representation and warranty is qualified as to materiality, with respect to such representation and warranty the materiality qualifier set forth above shall be disregarded.

3.	EFFECTIVENESS

Each Lender may express its consent and agreement to this Amendment by delivering its executed counterparts hereof to the Administrative Agent. This Amendment shall become effective pursuant to and in accordance with the provisions of Section 13.04 of the Loan Agreement when it has been executed by the Administrative Agent and the Borrower and the Administrative Agent has received executed counterparts hereof from each Lender (the “Effective Date”). Once effective, this Amendment will apply to the period from and after the Effective Date.

4.	MISCELLANEOUS

A.Reference to and Effect on the Loan Agreement and the Other Loan Documents.

(i)Except as specifically set forth in this Amendment, the Loan Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed.  This Amendment is a Loan Document.

(ii)The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Loan Agreement or any of the other Loan Documents.

B.Reaffirmation of Obligations.  The Borrower hereby reaffirms its obligations under each Loan Document to which it is a party.  The Borrower hereby further ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted, pursuant to and in connection with any Loan Document, to the Administrative Agent, for the benefit of the Secured Parties, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for such obligations, continue to be and remain collateral for such obligations from and after the date hereof.

C.Ratification.  The Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement and the Loan Documents effective as of the date hereof and as amended hereby.

D.Applicable Law.  THIS Amendment, AND ALL DISPUTES BETWEEN THE PARTIES UNDER OR RELATING TO THIS AMENDMENT OR THE FACTS OR CIRCUMSTANCES LEADING TO ITS EXECUTION, WHETHER IN CONTRACT, TORT, OR OTHERWISE, SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS (INCLUDING STATUTES OF LIMITATION) OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

E.Headings.  Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

F.Expenses.  The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses incurred in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

G.Severability.  In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

H.Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Delivery of a counterpart via facsimile or other electronic image scan transmission (e.g., “pdf” or “tif” via email) and such signatures shall have the same force and effect as an original copy with manual signatures and shall be binding on each of the undersigned.

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EXHIBIT 99.1

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

STARWOOD WAYPOINT BORROWER, LLC,
as Borrower

By:
Name:
Title:

CITIBANK, N.A.,
as Administrative Agent and as a Lender

By:
Name:
Title:

GOLDMAN SACHS BANK USA,
as a Lender

By:

Name:

Title:

EXHIBIT 99.1

BANK OF AMERICA, N.A., as a Lender

By:

Name:

Title:

EXHIBIT 99.1

JPMORGAN CHASE BANK, N.A., as a Lender

By:

Name:

Title:

EXHIBIT 99.1

CIT BANK, N.A., (f/k/a OneWest Bank N.A.), as a Lender

By:

Name:

Title:

Reaffirmation of Guaranteed Obligations.  Reference is hereby made to that certain Limited Guaranty and Recourse Indemnity Agreement, dated as of June 13, 2014 (the “Limited Guaranty”), by Colony Starwood Homes, a Maryland real estate investment trust (formerly known as Starwood Waypoint Residential Trust) (the “Limited Guarantor”) in favor of Citibank, N.A., as Administrative Agent for the benefit of the Lenders.  The Limited Guarantor hereby reaffirms its obligations under the Limited Guaranty (including, without limitation, the payment and performance of the Guaranteed Obligations).

IN WITNESS WHEREOF, the Limited Guarantor has caused this Reaffirmation of Guaranteed Obligations to be duly executed and delivered by its officer thereunto duly authorized as of December ______, 2016.

COLONY STARWOOD HOMES,
as Limited Guarantor

By:
Name:
Title:

Annex I

Schedule 8

Applicable Percentages in respect of Post-Reduction Advances

Lenders	Applicable Percentages with respect to Post-Reduction Advances on and after the Original Maturity Date
Citibank	40.6250%
Bank of America, N.A.	28.1250%
JPMorgan Chase Bank, N.A.	28.1250%
Goldman Sachs Bank USA	0.0000%
OneWest Bank, N.A.	3.1250%